WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
October 31, 1997
                                                                  Aggregate
                                                                  Net Investment
Aggregate Net Investment Value                                    Value                    99.8%
Original                                                          1,199,477,720.00         1,197,078,764.56
10/1/97                                                           1,199,477,720.00         1,197,078,764.56

Principal collections & reimbursement loss amount                    16,643,826.24            16,610,538.59
10/31/97                                                          1,182,833,893.76         1,180,468,225.97

Certificate Balance @ 10/31/97                                    1,199,477,720.00         1,197,078,764.56

                                                                  Class A-1
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     21.31038%       250,000,000
10/1/97                                                                      21.31038%       250,000,000

Principal collections & reimbursement loss amount                                             15,784,150
10/31/97                                                                                     234,215,850

Certificate Balance @ 10/31/97                                               21.31038%       250,000,000

                                                                  Class A-2
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     24.72004%       290,000,000
10/1/97                                                                      24.72004%       290,000,000

Principal collections & reimbursement loss amount                                                155,244
10/31/97                                                                                     289,844,756

Certificate Balance @ 10/31/97                                               24.72004%       290,000,000

                                                                  Class A-3
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     24.72004%       290,000,000
10/1/97                                                                      24.72004%       290,000,000

Principal collections & reimbursement loss amount                                                155,244
10/31/97                                                                                     289,844,756

Certificate Balance @ 10/31/97                                               24.72004%       290,000,000

                                                                  Class A-4
                                                                  Percentage               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     23.63729%       277,297,857
10/1/97                                                                      23.63729%       277,297,857

Principal collections & reimbursement loss amount                                                148,444
10/31/97                                                                                     277,149,413

Certificate Balance @ 10/31/97                                               23.63729%       277,297,857

                                                                  Class B
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                      5.61224%        65,839,332
10/1/97                                                                       5.61224%        65,839,332

Principal collections & reimbursement loss amount                                                 35,245
10/31/97                                                                                      65,804,087

Certificate Balance @ 10/31/97                                                5.61224%        65,839,332



Aggregate Net Investment Value                                    Seller Interest          Balance

Original                                                                      2.00000%        23,941,575
10/1/97

Principal collections & reimbursement loss amount                             2.00000%           319,394
10/31/97                                                                      2.00000%        23,609,365

Certificate Balance @ 10/31/97                                                2.00000%        23,941,575


Distributable Amounts                                             Total

Interest Distributable Amount                                         5,229,643.80
Principal Distributable Amount (1)                                   15,969,713.73
Reimbursed Charged-off Amount (1)                                       640,824.86
Reimbursed Residual Value Loss Amount                                         0.00
Reimbursed Additional Loss Amount                                             0.00

Total                                                                21,840,182.39

Distributable Amounts                                             Class A-1                %

Interest Distributable Amount                                         1,375,000.00
Principal Distributable Amount (1)                                   15,650,319.45                    98.00000%
Reimbursed Charged-off Amount (1)                                       133,830.95                    20.88417%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                17,159,150.40

Distributable Amounts                                             Class A-2                %

Interest Distributable Amount                                         1,631,250.00
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       155,243.92                    24.22564%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,786,493.92

Distributable Amounts                                             Class A-3                %

Interest Distributable Amount                                         1,655,416.67
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       155,243.92                    24.22564%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,810,660.59

Distributable Amounts                                             Class A-4                %

Interest Distributable Amount                                         1,594,462.68
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       148,444.20                    23.16455%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,742,906.88

Distributable Amounts                                             Class B                  %

Interest Distributable Amount                                           400,522.60
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                        35,245.37                     5.50000%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                   435,767.97

Distributable Amounts                                             Seller Interest          %

Interest Distributable Amount                                           167,454.53
Principal Distributable Amount (1)                                      319,394.27                     2.00000%
Reimbursed Charged-off Amount (1)                                             0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                   486,848.80

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                               Series A-1               Series A-2

                                                       10/1/97              100.0000000%             100.0000000%
                                                       10/31/97             100.0000000%             100.0000000%

Certificate Factors                                               Series A-3               Series A-4

                                                       10/1/97              100.0000000%             100.0000000%
                                                       10/31/97             100.0000000%             100.0000000%

Certificate Factors                                               Series B

                                                       10/1/97              100.0000000%
                                                       10/31/97             100.0000000%

Pool Data                                                         10/1/97                  $

Number of Loans                                                          53,967
Prepayments                                                                 204                4,610,031.44
Scheduled Terminations                                                        0                        0.00
Charge-Offs                                                                  97                2,004,669.71
Weighted Ave APR                                                              9.38%


Pool Data                                                         10/31/97                 $

Number of Loans                                                          54,390
Prepayments                                                                 199                4,296,291.85
Scheduled Terminations                                                        0                        0.00
Charge-Offs                                                                 108                2,179,559.08
Weighted Ave APR                                                              9.38%


Account Balances                                                  Pay Ahead                Advance                  Reserve Fund

Balance as of  10/01/97                                               1,955,846.06               376,937.95            11,970,788.00
Balance as of  10/31/97                                               2,351,475.18               330,102.88            11,970,788.00
Change                                                                  395,629.12               (46,835.07)                    0.00
Required Amount (withdrawl from reserve)                                                                                        0.00
Reserve Fund Requirement                                                                                               11,970,788.00
Reserve Fund Supplement Requirement                                                                                             0.00

Residual Value Surplus Account

Beginning Balance 10/01/97                                                    0.00
Deposits                                                                      0.00
Withdrawls                                                                    0.00
Ending Balance 10/31/97                                                       0.00




Distribution per $1,000                                                                    Total

Total Distribution Amount                                                                              4.36867143

Interest Distribution Amount                                                                           4.36867143
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----

Distribution per $1,000                                                                    Class A-1

Total Distribution Amount                                                                              5.50000000

Interest Distribution Amount                                                                           5.50000000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000


Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----

Distribution per $1,000                                                                    Class A-2

Total Distribution Amount                                                                              5.62500000

Interest Distribution Amount                                                                           5.62500000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class A-3

Total Distribution Amount                                                                              5.70833333

Interest Distribution Amount                                                                           5.70833333
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class A-4

Total Distribution Amount                                                                              5.75000000

Interest Distribution Amount                                                                           5.75000000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class B

Total Distribution Amount                                                                              6.08333330

Interest Distribution Amount                                                                           6.08333330
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                           0.00000000


Distribution per $1,000                                                                    Seller Interest

Total Distribution Amount                                                                              6.99429885

Interest Distribution Amount                                                                           6.99429885
Carryover Shortfall                                                                                -----
Prior Carryover Shortfall                                                                          -----

Total Carryover Shortfall                                                                          -----


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                       -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                          -----
Unpaid Principal Loss Interest Amount                                                              -----

Seller Principal not paid to Seller                                                                    0.00000000
Seller Interest not paid to Seller                                                                     0.00000000

Unpaid Class B Principal Carryover Shortfall                                                       -----



Servicing Fee                                                                              Total

Amount of Servicing Fee Paid                                                                     999,564.77
Total Unpaid                                                                                           0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                    0.00
SUBI                                                                                                   0.00
                                                                                                       0.00


Securitization Trustee Expenses Paid  (1)                                                              0.00

Additional Loss Amounts (2)                                                                            0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                                   August                   September                October





Outstanding                                                           2,394,015.99             2,004,669.71             2,179,559.08
Balance

Net
Liquidation                                                           1,685,881.09             1,317,355.85             1,479,394.90
Proceeds

Average
Aggregate
Net Investment                                                    1,199,477,720.00         1,199,477,720.00         1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                                    0.71%                    0.69%                   0.70%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                              0.70%



DELINQUENCY RATE
                                                                  #                                                 $

Past Due 31-60 days                                                         638                                        13,294,614
Past Due 61-90 days                                                         100                                         2,076,614
Past Due 91 + days                                                           40                                           865,063

 Total                                                                      778                                        16,236,291

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                  Delinquent               Current                  Delinquency
                                                                  Contracts                Contracts                Rate
                                                                  (> 60 days)



August                                                                      171                   53,615                       0.32%
September                                                                   167                   53,967                       0.31%
October                                                                     140                   54,390                       0.26%